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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 30, 2001



                               GUEST SUPPLY, INC.
             (Exact name of Registrant as specified in its Charter)


      NEW JERSEY                         1-11955                   22-2320483
 (State or other Jurisdiction)         (Commission                (IRS Employer
  of Incorporation)                    File Number)          Identification No.)


                              4301 U.S. Highway One
                          Monmouth Junction, New Jersey
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (609) 514-9696


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Item 5.   Other Events.
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Description Of Capital Stock

     Guest Supply, Inc.'s (the "Company") authorized capital stock consists of 20,000,000 shares of common stock, without par value ("Common Stock"), and 1,000,000 shares of preferred stock, without par value ("Preferred Stock"), of which 40,000 shares are designated Series A Preferred Stock. As of January 26, 2001, 6,844,825 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. The following statements are brief summaries of certain provisions with respect to the Company's capital stock and contained in its Amended and Restated Certificate of Incorporation, as amended, and its By-laws, as amended (the "Certificate of Incorporation"), both of which are incorporated by reference herein. The following summary is qualified in its entirety by reference thereto.

Common Stock

     The holders of Common Stock are entitled to one vote on all matters submitted to a vote of shareholders. The Common Stock does not have cumulative voting rights. Holders of Common Stock have no conversion, redemption or preemptive rights. All outstanding shares of Common Stock are validly issued, fully paid and non-assessable. In the event of any liquidation, dissolution or winding-up of the affairs of the Company, the holders of Common Stock will be entitled to share ratably in its assets remaining after provision for payment of creditors and after the liquidation preference of any Series A Preferred Stock or other Preferred Stock outstanding at the time. Subject to the rights of the holders of the Series A Preferred Stock and of the holders of any other Preferred Stock which may be issued from time to time, the holders of Common Stock are entitled to receive dividends when and if declared by the Board of Directors out of funds legally available for that purpose.

Preferred Stock

     The Preferred Stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by shareholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion and redemption rights and sinking fund provisions. There are currently 40,000 shares of Series A Preferred Stock designated and no shares of Series A Preferred Stock are issued and outstanding. The issuance of any shares of Preferred Stock could affect the rights of the holders of Common Stock, and therefore reduce the value of Common Stock.

Charter And Bylaw Provisions

     Classified Board of Directors. Pursuant to the Company's Certificate of Incorporation, the Board of Directors is divided into three classes of directors. Directors within each class are elected to serve three-year terms and approximately one-third of the directors stand for election at each annual meeting of shareholders. A classified board of directors may have the effect of deterring or delaying any attempt by any group to obtain control of the Company by a proxy contest since such group would be required to have its nominees elected at two separate meetings of the board of directors in order to elect a majority of the members of the board.
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     These provisions could prevent a shareholder or a group of shareholders having majority voting power from obtaining control of the Board of Directors until the second annual meeting following the date the shareholder obtains majority voting power. These provisions could have the effect of discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company.

     Advance Notice Provisions. Shareholders seeking to nominate candidates to be elected as directors at an annual meeting or to bring business before an annual meeting must comply with an advance written procedure. Only persons who are nominated by or at the direction of the board, or by a shareholder who has given timely written notice to our Secretary before the meeting to elect directors, will be eligible for election as directors. At any shareholders' meeting the business to be conducted is limited to business brought before the meeting by or at the direction of the Board of Directors, or a shareholder who has given timely written notice to our Secretary of its intention to bring business before an annual meeting. A shareholder must give notice which is received at the Company's principal executive offices in writing not less than 60 days nor more than 90 days prior to the date of the anniversary of the previous year's annual meeting. In the case of a special meeting of shareholders called for the purpose of electing directors, a shareholder must give notice to nominate a director not later than the close of business on the tenth day following the day notice of the special meeting was mailed to shareholders or public disclosure of the date of the meeting was first made by the Company. A shareholder's notice must also contain certain information specified in the bylaws. These provisions may preclude or deter some stockholders from bringing matters before, or making nominations for directors at, an annual meeting. The Certificate of Incorporation and By-laws of the Company provide that a majority of the outstanding shares entitled to vote at a meeting shall constitute a quorum, except as otherwise required by law.

     Amendment of Charter and Bylaw Provisions. Amendments to the Certificate of Incorporation require board approval and the affirmative vote of a majority of the outstanding shares entitled to vote, except that amendments of certain anti-takeover provisions require the affirmative vote of the holders of not less than 80% of the outstanding shares entitled to vote. The By-laws may be altered, amended or repealed or new By-laws may be adopted by the board or the shareholders, except that the amendment of certain anti-takeover provisions requires the affirmative vote of not less than 80% of the outstanding shares entitled to vote.

     Anti-Takeover Provision. New Jersey law restricts the ability of certain persons to acquire control of a New Jersey corporation. In general, a New Jersey corporation may not engage in a business combination with an interested shareholder for a period of five years following the interested shareholder's becoming such. An interested shareholder is generally a shareholder owning at least 10% of the voting power of a corporation's outstanding shares. A New Jersey corporation may opt out of the New Jersey anti-takeover provisions and make the anti-takeover provisions of New Jersey law inapplicable to the business combination and related transactions. The Company's Certificate of Incorporation provides that certain transactions, including a merger, significant asset sales and certain issuances or transfers of securities of the Company, require the affirmative vote of the holders of not less than 80% of the outstanding shares of entitled to vote, unless the Board of Directors expressly approved in advance the acquisition of outstanding shares of voting stock of the Company that resulted in any related person (as defined) becoming a related person or expressly approved the business combination prior to the related person involved in the business combination having become a related person.
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     The Company's Certificate of Incorporation also provides that certain affiliated transactions with a related person of the Company require, in addition to any vote required by law or in the Company's Certificate of Incorporation or by-laws, approval by a majority of continuing directors.

Transfer Agent and Registrar.

The Transfer Agent and Registrar for the Company's Common Stock is Mellon Investor Services, LLC.



Series A Preferred Stock/Rights Agreement.

     On July 14, 1988, the Board of Directors of the Company declared a dividend of one preferred share purchase right (individually, a "Right" and, collectively, the "Rights") for each outstanding share of Common Stock of the Company. The dividend was payable on July 26, 1988 (the "Record Date") to the shareholders of record on that date and for each share of Common Stock issued between the Record Date and the Distribution Date (defined herein) or earlier redemption or expiration of Rights. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Preferred Stock (individually, a "Preferred Share" and, collectively, the "Preferred Shares") of the Company at a price of $30.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, as amended by Amendment No. 1 dated August 15, 1997 and Amendment No. 2 dated January 22, 2001 (the "Rights Agreement") between the Company and Mellon Investor Services, LLC (formerly Chase Mellon Shareholder Services, L.L.C.), as Rights Agent (the "Rights Agent").

     Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 20% or more of the outstanding Common Stock or (ii) 10 days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of such outstanding Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate with a copy of a "Summary of Rights" document attached thereto.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock, outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on July 15, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, in each case, as described below.

     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each Preferred Share will have 100 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each Preferred Share will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

     Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

     In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the exercise price of the Right.

         At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment). The Board of Directors is not empowered to effect such exchange at any time after any Acquiring Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan) becomes the beneficial owner of 50% or more of the outstanding Common Stock.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

     At any time prior to such time any acquiring person or group of affiliated or associated persons acquires the beneficial ownership of 20% or more of the outstanding Common Stock, the Board of Directors of the Company may redeem, at its option, the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, and without any further action and without notice, the right to exercise the Rights will terminate and the only right thereafter to the holders of the Rights will be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that failure to give or any defect in, any such notice shall not affect the validity of such redemption, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower the threshold for exercisability of the Rights from 20% to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Stock then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Rights may be redeemed by the Company at $.01 per Right prior to the twentieth day after the time that a person or group has acquired beneficial ownership of 20% or more.

     On January 22, 2001, the Company entered into a Merger Agreement and Plan of Reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Merger Agreement"), with Sysco Corporation, a Delaware corporation, and Sysco Food Services of New Jersey, Inc., a Delaware corporation and wholly-owned subsidiary of Sysco. The Rights Agreement was amended in order to render the Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
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             (c) Exhibits.
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No.          Description
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2(a)         Agreement and Plan of Merger, dated as of January 22, 2001, by and among Guest Supply, Inc., Sysco Corporation and Sysco Food Services of New Jersey, Inc. (incorporated herein by reference to Guest Supply's Current Report on Form 8-K, dated January 24, 2001 and to the Exchange Offer).

3(a) Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31,
             1996).

3(b) Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996).

3(c) Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996).

3(d) Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996).

3(e) Amended and Restated By-Laws of the Company (incorporated herein by reference to Exhibit 3(g) to the Company's Annual Report on Form 10-K for the year ended September 30, 1997).

4(a) Rights Agreement dated as of July 15, 1988 between the Company and First Fidelity Bank (incorporated herein by reference to Exhibit 4(e) to the Company's Annual Report on Form 10-K for the year ended September 30, 1993, File No. 000-12567).

4(b) Amendment No. 1 dated as of August 15, 1998 by and among the Company, First Fidelity Bank and ChaseMellon Shareholder Services, L.L.C. to the Rights Agreement (incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated September 8, 1998).

4(c) Amendment No. 2, dated as of January 22, 2001, by and between Guest Supply, Inc. and Mellon Investor Services, LLC (formerly, ChaseMellon Shareholder Services, L.L.C.) to the Rights Agreement (incorporated herein by reference to Guest Supply's Current Report on Form 8-K, dated January 24, 2001).
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GUEST SUPPLY, INC.

Date:  January 30, 2001

                                              By:    /s/ Clifford W. Stanley
                                                 -------------------------------
                                                  Name:  Clifford W. Stanley
                                                  Title: President and
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

No.               Description
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2(a)              Agreement and Plan of Merger, dated as of January 22, 2001, by and among Guest Supply, Inc., Sysco Corporation and Sysco Food
                  Services of New Jersey, Inc. (incorporated herein by reference to Guest Supply's Current Report on Form 8-K, dated January
                  24, 2001 and to the Exchange Offer).

3(a) Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996).

3(b) Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996).

3(c) Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996).

3(d) Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996).

3(e) Amended and Restated By-Laws of the Company (incorporated herein by reference to Exhibit 3(g) to the Company's Annual Report on Form 10-K for the year ended September 30, 1997).

4(a) Rights Agreement dated as of July 15, 1988 between the Company and First Fidelity Bank (incorporated herein by reference to Exhibit 4(e) to the Company's Annual Report on Form 10-K for the year ended September 30, 1993, File No. 000-12567).

4(b) Amendment No. 1 dated as of August 15, 1998 by and among the Company, First Fidelity Bank and ChaseMellon Shareholder Services, L.L.C. to the Rights

                  Agreement (incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated September 8,
                  1998).


4(c) Amendment No. 2, dated as of January 22, 2001, by and between Guest Supply, Inc. and Mellon Investor Services, LLC (formerly, ChaseMellon Shareholder Services, L.L.C.) to the Rights Agreement (incorporated herein by reference to Guest Supply's Current Report on Form 8-K, dated January 24, 2001).